Exhibit 10.3

AMENDMENT TO

SECURITIES SUBSCRIPTION AGREEMENT

WHEREAS, Stellar V Sponsor LLC (the “Sponsor”) has entered into a Securities Subscription Agreement with Stellar V Capital Corp. (the “Company”), dated July 15, 2024 (the “Subscription Agreement”);

WHEREAS, pursuant to the Subscription Agreement, the Sponsor has subscribed for 4,312,500 Class B ordinary shares, $0.0001 par value per share (“Class B Ordinary Share”), of the Company for $25,000;

WHEREAS, pursuant to section 3 of the Subscription Agreement, up to an aggregate of 562,500 of the 4,312,500 Class B Ordinary Shares are subject to forfeiture if the underwriters of the Company’s initial public offering do not fully exercise their over-allotment option;

WHEREAS, on October 2, 2024, the Company, through a share capitalization, issued the Sponsor an additional 1,747,425 Class B Ordinary Shares, and as a result, up to an aggregate of 790,425 Class B Ordinary Shares are subject to forfeiture if the underwriters of the Company’s initial public offering do not fully exercise their over-allotment option;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1. The text of Section 3 of the Subscription Agreement is hereby deleted in its entirety and replaced by the following:

[Reserved]

2. Except as set forth in this Amendment, all of the terms, covenants, agreements, and conditions of the Subscription Agreement shall remain in full force and effect in accordance with its original terms;

3. This Amendment supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing will have no further rights or obligations thereunder.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Subscription Agreement as of January 13, 2025.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Amendment and return it to us.

Very truly yours,

STELLAR V CAPITAL CORP.

By:	/s/ George Syllantavos
	Name:	George Syllantavos
	Title:	Co-Chief Executive Officer

Accepted and agreed as of the date first written above.

STELLAR V Sponsor LLC

By:	/s/ Akis Tsirigakis
	Name:	Akis Tsirigakis
	Title:	President

[Signature Page to Securities Subscription Agreement]